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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                     _____


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)
                      OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) September 24, 1997


                      ContiSecurities Asset Funding Corp.
             (Exact name of registrant as specified in its charter)


         Delaware               333-19427                    13-2937238
(State or other jurisdiction    (Commission                  (IRS Employer
 of incorporation)              File Number)                 ID Number)


277 Park Avenue, New York, New York                                     10172
(Address of principal executive offices)                            (Zip Code)

Registrant's Telephone Number,
 including area code:                                           (212) 207-2840


                                       N/A
 (Former name or former address, if changed since last report)


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Item 5. Other Events

Filing of Computational Materials and Consent of Independent Accountants.

     This Current Report on Form 8-K is being filed to file a copy of the Computational Materials (as defined below) prepared by Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bear, Stearns & Co. Inc. and Lehman Brothers Inc., as underwriters, in connection with the issuance by ContiMortgage Home Equity Loan Trust 1997-4 of Home Equity Loan Pass-Through Certificates, Series 1997-4. The term "Computational Materials" shall have the meaning given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission (the "SEC") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and underwriters by the Commission in response to the request of the Public Securities Association dated May 24, 1994, and as supplemented in the No-Action Letter of February 17, 1995 issued by the SEC to the Public Securities Association.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c) Exhibits:

    99.1    Computational Materials - Merrill Lynch, Pierce,
            Fenner & Smith Incorporated

    99.2.   Computational Materials - Bear, Stearns & Co. Inc.

    99.3    Computational Materials - Lehman Brothers Inc.


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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CONTISECURITIES ASSET FUNDING CORP.,
                                        as Depositor



                                        By: /s/ James E. Moore
                                           ----------------------------------
                                           Name:  James E. Moore
                                           Title: President



                                        By: /s/ Jerome M. Perelson
                                           ----------------------------------
                                           Name:  Jerome M. Perelson
                                           Title: Vice President


Dated: September 24, 1997


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                                 EXHIBIT INDEX
                                 -------------

Exhibit                                                                 Page
-------                                                                 ----

99.1 Computational Materials provided by Merrill Lynch, Pierce, Fenner & Smith Incorporated in connection with sales efforts.

99.2 Computational Materials provided by Bear, Stearns & Co. Inc. in connection with sales efforts.

99.3 Computational Materials provided by Lehman Brothers Inc. in connection with sales efforts.